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seasun8k071006.htm SEA SUN CAPITAL CORPORATION 8K, 07.10.06



                            U.S.SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                         --------

                                          FORM 8-K
                                          --------

                                        CURRENT REPORT

                              Pursuant to Section 13 or 15(d) of the
                                  Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported) June 29, 2006

                                    SEA SUN CAPITAL CORPORATION
                     (Exact name of registrant as specified in its charter)
   Delaware                 0-32307                     59-3518707
   (State of              (Commission                  (IRS Employer
  Incorporation)           File Number)               Identification No.)

                            1011 Upper Middle Road East, suite 1444
                                Oakville, Ontario L6H 5Z9, Canada
                            (Address of principal executive offices)

             Registrant's telephone number, including area code (250) 717-3003

              _________424 Brookmill Road Oakville, Ontario L6J 5K5, Canada
               (Former Name or Former Address if Changed Since Last Report) Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

______________________________________________________________________________

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On June 29, 2006 Sea Sun Capital Corporation ("Company") entered into an exclusive Ten (10) year Master Licencing Agreement ("Agreement") with Sea Sun Enterprises Inc. ("SSEI"). Under the Agreement SSEI will be responsible for establishing key locations around the globe that will utilize the Company's electrically powered watercraft, the Sea Spi I and Sea Spi II. In addition SSEI will be responsible for marketing and operating all approved locations. In return SSEI will pay an initial licencing fee and monthly boat rental fees for those locations, which are financed by SSEI and monthly boat rental fees and an on-going monthly licencing fee for those locations that are financed by the Company.

                            SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 10, 2006

By: /s/Graham placeCityMillington
        Graham Millington
        President & CEO